EXHIBIT 10.1

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THIS IS AN IMPORTANT DOCUMENT WHICH, TOGETHER WITH THE ORIGINAL FACILITY LETTER,
SETS OUT THE TERMS AND CONDITIONS OF THE OVERDRAFT FACILITY. PLEASE NOTE THAT OVERDRAFTS ARE REPAYABLE ON DEMAND. WE RECOMMEND THAT YOU TAKE INDEPENDENT LEGAL ADVICE IF YOU HAVE ANY DOUBTS REGARDING THE TERMS AND CONDITIONS OF THE FACILITY.
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                                                                  The Royal Bank
                                                                     of Scotland

Date: 15 April, 2004

Private & Confidential
Vicon Industries Limited                                 Solent Corporate office
Company Number 1551194                                                84 High st
Brunel Way                                                           Southampton
Fareham                                                                 So14 2NT
Hampshire
PO15 5TX                                                Telephone: 023 8024 9409


Dear Sirs

Multi Currency Overdraft Facility
Facility Limit: (pound)1,000,000
Facility Accounts:
------------------------------ -------------------------------------------------
Sterling Account               Branch Details
------------------------------ -------------------------------------------------
------------------------------ -------------------------------------------------
01144642                       Portsmouth Commercial Road  (sorting code 560064)
------------------------------ -------------------------------------------------

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Foreign Currency Accounts
-----------------------------------------
-----------------------------------------
140-01-0610445
550-00-06854451
-----------------------------------------



1.   Limit

I write to advise that The Royal Bank of Scotland plc acting as agent for National Westminster Bank Plc (the "Bank") is agreeable to renewing the multi currency overdraft facility on the Facility Accounts at the limit detailed above for a further period.

2.   Availability

(a) The facility will continue to be repayable upon demand in accordance with normal banking practice.

(b) Without prejudice to its overriding right to call for repayment on demand, it is the Bank's present intention that the facility will be available until 12 March 2005. The facility will be reviewed on that date but may be extended by mutual agreement.

The Bank will always give notification of its intention to place a restriction on your ability to make drawings on the facility.

You may at any time advise us in writing that the facility is no longer required.

3.   Fee

A renewal fee of (pound)1,850 is payable and will be debited to Sterling Facility Account 01144642 following receipt by the Bank of your acceptance of the terms and conditions of the facility renewal as set out in this letter.

4.   Miscellaneous

a) Except as varied by this letter, the existing terms and conditions of the facility as detailed in the Facility Letter dated 22 April 2003 will continue to apply.

b) The terms and conditions of the facility will not be affected in any way by any of the Facility Accounts being allocated another account number by the Bank or being transferred to another branch, office or department of the Bank.

c) The Bank's agreement to the addition (or removal) of Facility Accounts to/from the facility may be subject to these terms and conditions being suitably amended to the Bank's satisfaction.

d) The Bank may change any of the terms and conditions of the facility by giving at least 30 days' written notice to you.

Please indicate your acceptance of the above terms by arranging for the acknowledgement on the duplicate of this letter to be signed and returned to me.

We may, at our option, treat usage of the facility as your acceptance (without amendment) of the terms and conditions of this letter.

Please do not hesitate to contact me if you require clarification of any of the multi currency overdraft terms and conditions.


Yours faithfully
For and on behalf of
The Royal Bank of Scotland plc acting as agent for National Westminster Bank Plc



Neil Holloway
Senior Corporate Manager

Having decided that the multi currency overdraft facility continues to be appropriate and in the best interests of Vicon Industries Limited the renewal of the facility is hereby accepted on the above terms.

For and on behalf of Vicon Industries Limited

Signature(s)

____________________________________ signed on (date) ________________________

____________________________________ signed on (date) ________________________